EXHIBIT 99.1


CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

COMPARATIVE BALANCE SHEET

                                                                        As of              As of               As of
                                                                       July 27,         August 24,         September 30,
ASSETS                                                                  2002               2002                2002
-------------------------------------------------------------------=====================================================
CURRENT ASSETS
 Cash and cash equivalents                                         $    (6,515)        $    32,807         $    39,798
 Accounts receivable, net of reserves                                  390,312             231,872             298,794
 Notes receivable                                                      350,000             350,000             350,000
 Inventories                                                           669,568             650,856             649,050
 Prepayments                                                            45,433              41,850              51,540
----------------------------------------------------------------------------------------------------------------------

     Total current assets                                            1,448,798           1,307,385           1,389,182
----------------------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
 Machinery and equipment                                             1,335,080           1,335,080           1,335,080
 Less accumulated depreciation                                      (1,098,418)         (1,104,493)         (1,110,462)
----------------------------------------------------------------------------------------------------------------------

     Net property and equipment                                        236,662             230,587             224,618
----------------------------------------------------------------------------------------------------------------------

     Total assets                                                  $ 1,685,460         $ 1,537,972         $ 1,613,800
======================================================================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY
-----------------------------------------------------------

CURRENT LIABILITIES
 Notes payable                                                     $    21,316         $   (53,317)        $    66,103
 Accounts payable                                                    2,238,335           2,257,910           2,238,563
 Deferred revenues                                                      91,547              66,451              79,949
 Deferred gain, current portion                                             --                  --                  --
 Accrued liabilities:
  Salaries and benefits                                                131,707             137,037             116,081
  Warranty reserve                                                     290,541             286,359             285,629
  Restructuring reserve                                              1,075,537           1,075,537           1,075,537
  Other                                                                213,540             201,785             178,897
----------------------------------------------------------------------------------------------------------------------

     Total current liabilities                                       4,062,523           3,971,762           4,040,759
----------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.50 par value, 5,000,000 shares authorized,
     1,328,565 shares issued and outstanding                           664,283             664,282             664,283
 Additional paid-in capital                                            809,599             809,599             809,599
 Accumulated other comprehensive income                                 50,871              50,871              50,871
 Pre-bankruptcy retained earnings (accumulated deficit)             (4,244,414)         (4,244,414)         (4,244,414)
 Post-bankruptcy retained earnings                                     342,598             285,872             292,702
----------------------------------------------------------------------------------------------------------------------

     Total stockholders' equity (deficit)                           (2,377,063)         (2,433,790)         (2,426,959)
----------------------------------------------------------------------------------------------------------------------

     Total liabilities and stockholders' equity                    $ 1,685,460         $ 1,537,972         $ 1,613,800
======================================================================================================================

CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

PROFIT & LOSS STATEMENT

                                                 As of              As of              As of             3rd
                                                July 27,         August 24,        September 30,       Quarter
                                                 2002               2002               2002           Total-2002
                                              ==================================================================
Sales:
       Domestic                               $ 187,401          $ 181,554          $ 280,808          $ 649,763
       International                            104,648             49,434             88,671            242,753
                                              ------------------------------------------------------------------
            Total sales                         292,049            230,988            369,479            892,516

Cost of Goods Sold:
       Direct costs                             178,572            138,032            202,086            518,690
            Direct margin %                        38.9%              40.2%              45.3%              41.9%
       Variance                                  (3,216)             9,220              7,952             13,956
       Engineering burden                        (6,890)              (131)             1,150             (5,871)
       Production burden                         15,962             21,079              2,770             39,811
       Warranty                                     (28)             2,051              3,194              5,217
       Inventory obsolescence                        --                 --             (1,234)            (1,234)
                                              ------------------------------------------------------------------
            Total cost of goods sold            184,398            170,252            215,918            570,569
                 Gross profit %                    36.9%              26.3%              41.6%              36.1%

       Commissions                               16,003             16,894             23,344             56,241
       Marketing and sales expense               35,381             41,725             51,193            128,299
       Research & development                    30,135             40,238             38,806            109,179
                                              ------------------------------------------------------------------
       Total contribution costs                 265,919            269,109            329,261            864,289
                                              ------------------------------------------------------------------
            Contribution margin                  26,130            (38,121)            40,218             28,227
                 Contribution margin %              8.9%            -16.5%               10.9%               3.2%

Other Expenses:
       Allocated selling expense                 11,833             13,759              9,891             35,483
       G & A expense                             52,031             22,479             26,828            101,338
                                              ------------------------------------------------------------------
            Total other expenses                 63,865             36,238             36,719            136,822
                 Percent of sales                  21.9%              15.7%               9.9%              15.3%
       Interest                                   1,200              1,199              1,200              3,599
                                              ------------------------------------------------------------------
Earnings from Operations                        (38,935)           (75,558)             2,299           (112,194)
      Percent of sales                            -13.3%             -32.7%               0.6%             -12.6%

       Misc. (Income)/Expense                   (11,710)           (18,832)            (4,532)           (35,074)
                                              ------------------------------------------------------------------
Profit before Taxes                             (27,225)           (56,726)             6,831            (77,120)
      Percent of sales                             -9.3%             -24.6%               1.8%              -8.6%

Provision for Income Taxes                           --                 --                 --                 --
                                              ------------------------------------------------------------------
Profit after Taxes                            $ (27,225)         $ (56,726)         $   6,831          $ (77,120)
      Percent of sales                             -9.3%             -24.6%               1.8%              -8.6%
                                              ==================================================================

CASE NAME:   RESEARCH INCORPORATED
CASE NUMBER:   02-40309
CASH RECEIPTS & DISBURSEMENTS (CALENDAR)

                                                              FOR PERIOD         FOR PERIOD          FOR PERIOD           QUARTER
                                                              JULY 1-31         AUGUST 1-31          SEPT 1-30             TOTAL
                                                             -----------        -----------         -----------         -----------
 1 CASH-BEGINNING OF MONTH                                 $    27,209.36     $    60,670.85      $   (15,449.45)     $    27,209.36
              RECEIPTS FROM OPERATIONS                                                                                          0.00
 2 CASH SALES                                                          --                 --                  --                0.00
 3   LESS: CASH REFUNDS                                                --                 --                  --                0.00
                                                           -------------------------------------------------------------------------
 4 NET CASH SALES                                                      --                 --                  --                0.00
              COLLECTIONS OF ACCTS REC                                                                                          0.00
 5 PRE-PETITION                                                 17,743.14          19,613.94            1,331.50           38,688.58
 6 POST-PETITION                                               419,237.41         334,827.16          229,800.25          983,864.82
 7 OTHER                                                               --                 --                  --                0.00
                                                           -------------------------------------------------------------------------
 8 TOTAL OPERATING RECEIPTS (LINES 4+5+6+7)                    436,980.55         354,441.10          231,131.75        1,022,553.40
              NON-OPERATING RECEIPTS                                                                                            0.00
 9 LOANS/ADVANCES/TRANSFERS                                    365,000.00         275,000.00          375,000.00        1,015,000.00
10 SALE OF ASSETS                                                      --                 --                  --                0.00
11 OTHER (TRANSFER FROM OLD OPERATING ACCT)                                                                                     0.00
12 OTHER                                                         7,450.22          14,976.79           22,585.29           45,012.30
                                                           -------------------------------------------------------------------------
13 TOTAL NON-OPERATING RECEIPTS (LINES 9+10+11+12)             372,450.22         289,976.79          397,585.29        1,060,012.30
                                                           -------------------------------------------------------------------------
14 TOTAL RECEIPTS (LINES 8+13)                                 809,430.77         644,417.89          628,717.04        2,082,565.70
                                                           -------------------------------------------------------------------------
15 TOTAL CASH AVAILABLE (LINES 14+1)                           836,640.13         705,088.74          613,267.59        2,109,775.06


              OPERATING DISBURSEMENTS:
16 NET PAYROLL                                                  62,319.17          93,551.10           62,731.49          218,601.76
17 PAYROLL TAXES-PAID                                           28,218.62          41,980.99           27,517.62           97,717.23
18 SALES, USE & OTHER TAXES PAID                                 4,414.33           2,059.93              257.47            6,731.73
19 SECURED/RENTAL/LEASES                                        23,227.44          23,487.88           20,423.27           67,138.59
20 UTILITIES                                                     2,872.58           3,928.84            6,047.41           12,848.83
21 INSURANCE                                                     4,085.73          54,112.20           26,300.23           84,498.16
22 INVENTORY PURCHASES                                         129,314.95          81,431.47          127,821.52          338,567.94
23 VEHICLE EXPENSE                                                     --                 --                  --                0.00
24 TRAVEL                                                        2,296.31           7,037.92            4,272.64           13,606.87
25 ENTERTAINMENT                                                       --             378.50                  --              378.50
26 REPAIRS & MAINTENANCE                                           852.26             906.24              832.30            2,590.80
27 SUPPLIES                                                      1,343.29           1,871.45              839.34            4,054.08
28 ADVERTISING                                                         --                 --                  --                0.00
29 401k to MN Life/United Way/Dependent Care                     8,957.06          10,982.78            8,772.64           28,712.48
30 OTHER:  Freight                                               5,871.27           4,376.75            4,690.50           14,938.52
31 OTHER:  Commissions                                          13,283.91          12,826.94           25,481.94           51,592.79
32 OTHER:  Misc                                                 17,385.22           3,996.31           13,103.79           34,485.32
33 OTHER:  LOAN PAYDOWN                                        444,430.77         369,417.89          253,717.04        1,067,565.70
                                                           -------------------------------------------------------------------------
34 TOTAL OPERATING DISBURSEMENTS                               748,872.91         712,347.19          582,809.20        2,044,029.30
              REORGANIZATION EXPENSES:                                                                                          0.00
35 PROFESSIONAL FEES                                            19,596.37           8,191.00              142.50           27,929.87
36 U.S. TRUSTEE QUARTERLY FEES                                   7,500.00                 --                  --            7,500.00
37 OTHER:  Moving Expenses                                             --                 --                  --                0.00
38 OTHER:                                                              --                 --                  --                0.00
                                                           -------------------------------------------------------------------------
39 TOTAL REORGANIZATION EXPENSES                                27,096.37           8,191.00              142.50           35,429.87
                                                           -------------------------------------------------------------------------
40 TOTAL DISBURSEMENTS (LINES 34+39)                           775,969.28         720,538.19          582,951.70        2,079,459.17
                                                           -------------------------------------------------------------------------
41 CASH-END OF MONTH                                       $    60,670.85     $   (15,449.45)     $    30,315.89           30,315.89
                                                           =========================================================================

CASE NAME:   RESEARCH INCORPORATED
CASE NUMBER:  02-40309

                                                           LOCKBOX         PAYROLL        INVEST ACCT      GENERAL DIP
                                                          ACCT # ***         ACCT #           ACCT #          ACCT #
                                                        -------------    -------------    -------------   --------------
BANK RECONCILIATIONS  -  SEPTEMBER                       336 998 1448     351 470 1314     150 418 1013     336 997 8907
BALANCE PER BANK STATEMENT                              $   63,484.21    $    5,000.00    $    1,502.34    $   95,403.18
ADD:  DEBITS BY BANK, NOT ON RI TIL NEXT MONTH                     --               --               --         1,079.10
ADD:  SERVICE CHARGES
ADD:  ADVANCES NOT ON RI BOOKS TIL NEXT MONTH                                                                         --
SUBTRACT:  OUTSTANDING CHECKS                                      --               --               --       (63,485.84)
SUBTRACT: CREDITS BY BANK NOT ON RI TIL NEXT MONTH                 --               --               --               --
SUBTRACT: ENTRY MADE AFTER M/E CUTOFF                      (63,184.21)              --               --               --
SUBTRACT:  INTEREST EARNED                                         --               --               --               --
                                                        -------------    -------------    -------------   --------------
END OF MONTH BANK BALANCE                               $      300.00    $    5,000.00    $    1,502.34   $    32,996.44

PER BOOKS                                               $          --    $    5,000.00    $    1,502.34   $    32,996.44

*** NOTE: MCF CARRIES $300.00 BALANCE WHICH RI DOESN'T RECORD ON OUR BOOKS IN NEW LBOX ACCT #336 998 1448.

                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                             BASED ON CALENDAR MONTH
                              CASE NUMBER: 02-40309
                        CASE NAME: Research Incorporated

INSIDERS:
---------------------------------------------------------------------------------------------
                          Type of
         Name           Compensation          Jul-02       Aug-02       Sep-02      Qtr Total
---------------------------------------------------------------------------------------------
Bruce Bailey           Travel, meals        $ 2,353.03   $ 1,586.23   $   921.56   $ 4,860.82
Bruce Bailey           Salary                 8,376.92    12,565.38   $ 8,376.92    29,319.22
Brad Yopp              Salary                 9,000.00    13,500.00     9,000.00    31,500.00
Brad Yopp              Travel, meals                                                       --
Claude Johnson         Board Fees             2,952.00       176.00       464.00     3,592.00
John Collwell          Board Fees             1,400.00       400.00       800.00     2,600.00
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
      Total Payments to Insiders:           $24,081.95   $28,227.61   $19,562.48   $71,872.04
---------------------------------------------------------------------------------------------


PROFESSIONALS:
---------------------------------------------------------------------------------------------
                          Type of                                                   Quarter
         Name           Compensation          Jul-02       Aug-02       Sep-02       Total
---------------------------------------------------------------------------------------------
Kinney & Lange         Patents              $   690.00                $   142.50   $   832.50
Lindquist & Vennum     Legal Fees                                                          --
Divine,Scherzer&Brody  Audit                             $ 8,191.00                  8,191.00
Bradley J Martinson    Legal Fees            18,906.37                              18,906.37
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
                                                                                           --
 Total Payments to Professionals:           $19,596.37   $ 8,191.00   $   142.50   $27,929.87
---------------------------------------------------------------------------------------------

CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

POST PETITION PAYROLL TAX STATUS

                                              AMT W/H OR
                                BEGINNING       ACCRUED                       ENDING
       FEDERAL                  TAX LIAB.      SEPT 1-30       AMT PAID      TAX LIAB.
       --------                -----------    -----------    -----------    -----------
WITHHOLDING                    $        --    $ 10,220.58    $ 10,220.58    $        --
FICA-EMPLOYEE                           --       6,606.51       6,606.51             --
FICA-EMPLOYER                           --       6,606.53       6,606.53             --
UNEMPLOYMENT (FUTA)                     --             --             --             --
INCOME                                  --             --             --             --
OTHER                                   --             --             --             --
                               -----------    -----------    -----------    -----------
TOTAL FEDERAL TAXES            $        --    $ 23,433.62    $ 23,433.62    $        --


       STATE
       -----
WITHHOLDING                    $        --    $  4,084.00   $   4,084.00    $        --
SALES                               962.41         865.62         257.47       1,570.56
EXCISE                                  --             --             --             --
UNEMPLOYMENT (SUI)                      --             --             --             --
OTHER                                   --             --             --             --
REAL PROPERTY                           --             --             --             --
PERSONAL PROPERTY                       --             --             --             --
OTHER                                   --             --             --             --
                               -----------    -----------    -----------    -----------
TOTAL STATE & LOCAL TAXES      $    962.41   $   4,949.62    $  4,341.47    $  1,570.56

TOTAL TAXES DUE                $    962.41   $  28,383.24    $ 27,775.09    $  1,570.56


LIST ANY PRE-PETITION TAXES PAID DURING REPORTING PERIOD:
                               FEDERAL       WITHHOLDING                   $         --
                               FEDERAL       FICA-EMPLOYEE                           --
                               FEDERAL       FICA-EMPLOYER                           --
                               FEDERAL       UNEMPLOYMENT                            --
                               STATE         WITHHOLDING                             --
                               STATE         UNEMPLOYMENT                            --
                                                                           ------------
                                                                           $         --


EXPLAIN THE REASON FOR ANY PAYMENT OF PRE-PETITION TAXES:



EXPLAIN THE REASON ANY POST-PETITION TAXES ARE PAST-DUE:

              POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
                             BASED ON CALENDAR MONTH
                             SEPTEMBER 1 - 30, 2002
                   Case Name:  02-40309
                  Case Number: Research Incorporated

----------------------------------------------------------------------------------------------
                                          SCHEDULED
                                       MONTHLY/QRTLY/
POST-PETITION SECURED                  YEARLY PAYMENT         AMOUNT PAID
  LEASES PAYABLE                            DUE              DURING MONTH         TOTAL UNPAID
----------------------------------------------------------------------------------------------
ADAGER                                  $        --          $        --          $         --
----------------------------------------------------------------------------------------------
ADT                                                                                         --
----------------------------------------------------------------------------------------------
AT&T                                             --                   --                    --
----------------------------------------------------------------------------------------------
AVAYA                                                                 --                    --
----------------------------------------------------------------------------------------------
CAZARIN                                          --                   --                    --
----------------------------------------------------------------------------------------------
CITICAPITAL                                  373.54               373.54                    --
----------------------------------------------------------------------------------------------
CONTINENTAL PROPERTY GROUP                       --                   --                    --
----------------------------------------------------------------------------------------------
DUN & BRADSTREET                                 --                   --                    --
----------------------------------------------------------------------------------------------
FIRST INDUSTRIAL                          17,731.28            17,731.28                    --
----------------------------------------------------------------------------------------------
INFINITY ACCESS                            1,005.00             1,005.00                    --
----------------------------------------------------------------------------------------------
IMATION                                          --                   --                    --
----------------------------------------------------------------------------------------------
INSIGHT                                          --                   --                    --
----------------------------------------------------------------------------------------------
IOS CAPITAL                                      --                   --                    --
----------------------------------------------------------------------------------------------
KEY EQUIPMENT                                    --                   --                    --
----------------------------------------------------------------------------------------------
METRO SALES                                  492.03               492.03                    --
----------------------------------------------------------------------------------------------
O'PIN SYSTMES                                    --                   --                    --
----------------------------------------------------------------------------------------------
ORBIT SOFTWARE                                   --                   --                    --
----------------------------------------------------------------------------------------------
ORIX CREDIT ALLIANCE SCHLEUNIGER INC             --                   --                    --
----------------------------------------------------------------------------------------------
IMAGISTICS (PITNEY BOWES)                        --                   --                    --
----------------------------------------------------------------------------------------------
PITNEY BOWES CREDIT                          321.42               321.42                    --
----------------------------------------------------------------------------------------------
QWEST                                      2,516.87             2,516.87                    --
----------------------------------------------------------------------------------------------
RCM DATA CORPORATION                             --                   --                    --
----------------------------------------------------------------------------------------------
THE ASSOCIATES                                   --                   --                    --
----------------------------------------------------------------------------------------------
VASKE COMPUTERS                              832.00               832.00                    --
----------------------------------------------------------------------------------------------
VERISIGN                                         --                   --                    --
----------------------------------------------------------------------------------------------
VERIZON                                      870.02               870.02                    --
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL DUE                                                                         $         --
----------------------------------------------------------------------------------------------

Case Name:  Research, Inc.
Case #:  02-40309


ACCOUNTS RECEIVABLE AGING


        AGING                  9/30/2002
        -----                ------------
0-30 DAYS                    $ 240,482.86
31-60 DAYS                      43,052.44
61-90 DAYS                      49,172.87
91+ DAYS                        11,679.30
                             ------------
TOTAL A/R                    $ 344,387.47

Case Name:  Research, Inc.
Case Number:  02-40309

                    AGING SCHEDULE OF POST-PETITION PAYABLES
                    ----------------------------------------
                                    30-SEP-02

                                                       CURRENT
                                                      0-30 DAYS             31-60 DAYS          61-90 DAYS      91-120 DAYS
                                                     -----------           -----------         -----------      -----------
AGREN ASCHER                                         $    296.44
APPLEBEE CHURCH                                      $    102.00
ARCHIVES                                                                      2,626.46
BRETT ASSOCIATES                                           31.50
BUSCH ELECTRONICS                                       3,276.76
CLAUDE JOHNSON                                          2,776.00
CONTINENTAL FAN                                           (19.68)                                       --
COOPERATIVE PLATING                                        60.00
DAWSON & ASSOCIATES                                     1,133.36
ELO                                                     7,603.80
FABER-RENOFF                                               19.00
FAIRVIEW MACHINE                                                                                                    (155.00)
FASTENAL CO                                               183.42
GEMS SENSORS                                              148.84
HARTFIEL                                                  (10.10)
INDIANA SALES TAX                                         336.06
INDUSTRIAL PROFILE SYSTEMS                                   284                                                    (867.17)
INSTRUMENTATION SERVICES                                                                                            (407.60)
INSTRUMENTATION SYSTEMS                                 4,593.03
JJ GALLEHER                                                47.20
JOHN G COLWELL                                          1,000.00
JORDAN MARLAR HALE                                        203.75
JR NELSON                                                  22.00
LEE SPRING                                                 71.44                    --                  --               --
LINDQUIST & VENNUM                                            --              2,977.20            1,026.00         8,467.27
MAIN STREET                                               223.38                    --
MICHIGAN STATE SALES TAX                                  443.04
MS MICHAELS                                               481.61
MSI ENGINEERING                                         2,341.00
PANELOC                                                   125.00
PATRICK & DOUGLAS                                       1,108.95
PETTY CASH                                                 16.27
PRECISION CONTROL SYSTEMS                                 393.20
PRIME INDUSTRIAL                                           89.28
QCON                                                      222.20
ROBERTS ENGINEERING                                     1,326.00
STATE BD OF EQUALIZATION                                  725.00                                        --
SYNERGETIC                                                                          --              229.50        (1,781.85)
THERMAL SOURCE                                            192.20
THERMAL WAVE                                              783.00
TREASURER OF STATE                                        306.81
UNITED ELECTRIC                                        (7,451.50)                   --                  --         1,232.10
VERIZON
WESTMAN, CHAMPLIN & KELLY                                 800.00
WISCONSIN DEPT OF REVENUE                                 115.88
XCEL ENERGY                                             2,146.45
                                                              --


                                                     ----------------------------------------------------------------------
                                                     $ 26,546.59           $  5,603.66         $  1,255.50      $  6,487.75
                                                     ======================================================================

                                  QUESTIONNAIRE



Case Name:  RESEARCH, INC.
            --------------

United States Bankruptcy Court District of MINNESOTA
                                           ---------

Case Number:  02-40309                                 Division
              --------

Month: SEPTEMBER 2002
       --------------

1.       Taxes:

         Are all post-petition payroll, state and federal taxes current?
                  Yes ( X )      No (   )

         Are all post-petition income taxes, state and federal current?
                  Yes ( X )      No (   )

         Are all other post-petition taxes current?
                  Yes ( X )      No (   )

         If the answer to any of the questions above is no, please list the balances which are outstanding on the schedules of post-petition taxes payable.

2.       Insurance:

         Are workers compensation, general liability and other necessary insurance in effect?
                  Yes ( X )      No (   )

         Are all premium payments current?
                  Yes ( X )      No (   )

         PLEASE ITEMIZE ALL POLICIES:

                                                                              INSTALLMENT
                                                           EXPIRATION           PAYMENT           PERIOD           PAID
      TYPE OF POLICY             CARRIER                      DATE              AMOUNT           COVERED         THROUGH
--------------------------------------------------------------------------------------------------------------------------
A.    Worker Compensation        Berkley Risk              12/8/2002          $ 1,189.00          Month          9/30/2002

B.    Group Medical              Preferred One             Aug. 2003          $18,213.96          Month          9/30/2002

C.    Group Dental               Health Partners/          Aug. 2003          $   508.67          Month          9/30/2002
                                 Group Health

D.    Property & Liability       Chubb                     12/30/2002         $ 1,655.14          Month          9/30/2002

E.    Life Insurance             Unum Life Ins. Co.         6/1/2003          $ 1,668.16          Month          9/30/2002
--------------------------------------------------------------------------------------------------------------------------


                      Questionnaire Continued on Next Page

3.       Have any payments been made to any pre-petition creditors?
                  Secured               Yes (   )        No ( X )
                  Priority              Yes (   )        No ( X )
                  Unsecured             Yes (   )        No ( X )

         If yes, please identify to whom the payment(s) has been made, the date(s) and the amount(s).


4.       Have any assets been sold outside the normal course of business?
                  Yes (   )      No ( X )

         If yes, please describe the assets which were sold and attach an order by the Court authorizing the sale.

5. Have all funds been deposited in and disbursed from the chapter 11 debtor bank accounts?
                  Yes ( X )      No (   )

6.       Are all post-petition accounts receivable due from non-related parties?
                  Yes ( X )      No (   )

7. What specific efforts have been made in the past month toward the development of a Plan of Reorganization?

         A Debtor's Plan of Reorganization and Debtor's Disclosure Statement were filed with the Bankruptcy Court on September 13, 2002. A hearing was held on October 16, 2002 regarding the filing. At a status update hearing held on September 25, 2002, Judge Kressel set a final confirmation deadline date of December 24, 2002.

                         Debtor/Trustee's Certification





















 Name of Attorney:          MICHAEL MEYER
 Address:                   4545 IDS CENTER
                            80 SOUTH EIGHTH ST.
 City, State, Zip:          MINNEAPOLIS, MN 55402
 Telephone:                 (612) 317-4745

 I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING COMPLETE MONTHLY OPERATING REPORT (MOR), CONSISTING OF MOR-1 THROUGH MOR-11, PLUS ALL ATTACHMENTS ARE TRUE AND CORRECT.


 Signed:          /s/ Brad Yopp                           Title: PRESIDENT, CFO
             --------------------------
             (Original Signature)

             BRAD YOPP                                    Date: OCTOBER 21, 2002